ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
Supplement dated August 1, 2011,
to the Statement of Additional Information dated May 1, 2011

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

Effective June 15, 2011, Brian Muench was elected, as a Trustee and Chairman of Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust.

The second and third paragraphs on page 33 are deleted in their entirety and are replaced with the following two paragraphs:

The chairman of the Board of Trustees is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America (“Allianz”) and the Manager. The Trust does not have a lead independent (non-“interested”) trustee. The Board of Trustees has not found it necessary to create a lead independent trustee because the members of the Board of Trustees, including the independent trustees, have been satisfied with the effectiveness of the existing structure of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.

The Board of Trustees presently is composed of nine members, seven of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. All of the independent trustees have served on the Board of Trustees for at least four years; two independent trustees have served for over ten years.

The following information is added to the “INTERESTED TRUSTEE” chart on page 36:

Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC from November 2010 to present; Vice President, Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.	41	None

The following paragraph concerning Mr. Muench is added to the end of the Trustee biographical section on page 37:

Mr. Muench, as President, and previously as Vice President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing subadvisers and addition of new subadvisers within the investment option line-up. Prior to joining the Manager, Mr. Muench was Assistant Vice President for Allianz Life’s Treasury Division where he held various management positions, most recently as the Director over asset/liability management functions for general account assets and hedge execution operations. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust and of the subadvisers of the Underlying Funds.

The following information is added to the “Dollar Range of Equity Securities in each Fund” Chart on page 38:

Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None

The following information is added to the “COMPENSATION TABLE” Chart on page 39:

INTERESTED TRUSTEE

Brian Muench	$0	$0	N/A	$0

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FOFSAI-001-0511